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                                                                   EXHIBIT 10.08

                               SECOND AMENDMENT TO
                      SENIOR EXECUTIVE EMPLOYMENT AGREEMENT

This Second Amendment to Senior Executive Employment Agreement, dated as of APRIL 15, 2002 (the "Amendment"), hereby amends the Senior Executive Employment Agreement, dated as of March 30, 2001 (the "Agreement"), between PacifiCare Health Systems, Inc., a Delaware corporation, and KATHERINE FEENY, an individual ("Executive"), as follows:

      1. AMENDMENT OF THE FIRST CLAUSE OF THE RECITALS. The parties hereby amend the Agreement by deleting the first clause of the Recitals and replacing it in its entirety with the following:

            WHEREAS, the Company desires to continue Executive's employment in the capacity of Executive Vice President, Senior Solutions.

      2. AMENDMENT OF SECTION 1.1 OF THE AGREEMENT. The parties hereby amend
Section 1.1 of the Agreement by deleting the title "Senior Vice President, Sales and Marketing," and replacing it with the title "Executive Vice President, Senior Solutions."

      3. AMENDMENT OF SECTION 3.7 OF THE AGREEMENT. The parties hereby amend
Section 3.7 of the Agreement by deleting the title "Senior Vice President, Sales and Marketing," and replacing it with the title "Executive Vice President, Senior Solutions."

      4. LIMITATION OF AMENDMENTS. Except as expressly provided herein, no terms or provisions of any agreement or instrument are modified or changed by this Amendment and the terms and provisions of the Agreement, as amended by this Amendment, shall continue in full force and effect.

      5. GOVERNING LAW. This Amendment shall be construed, interpreted and enforced in accordance with, and governed by California law.

      6. CAPITALIZED TERMS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

      7. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

      8. WAIVERS AND AMENDMENTS. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.


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                                                                   EXHIBIT 10.08

      9. SECTION HEADINGS. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Amendment and shall not affect the construction hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

The Company:                        PACIFICARE HEALTH SYSTEMS, INC.,
                                    a Delaware corporation


Date:   __/__/__                    ________________________________
                                    By:    Howard G. Phanstiel
                                    Title: President and Chief Executive Officer


Executive:
Date:   __/__/__                    ________________________________
                                          Katherine Feeny


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